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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 27, 2009

                             Franklin Wireless Corp.
             (Exact name of registrant as specified in its charter)

               California                 0-11616               95-3733534
       (State or other jurisdiction     (Commission            (IRS Employer
              or incorporation)         File Number)        Identification No.)

          5440 Morehouse Drive, Suite 1000, San Diego, California 92121
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (805) 623-0000

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 4.01.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On July 27, 2009, the Board of Directors of Franklin Wireless Corp. (the "Company") dismissed Choi, Kim & Park, LLP ("CKP").

         CKP's audit reports on the Company's financial statements for the fiscal year ended June 30, 2008 and the consolidated financial statements for the fiscal year ended June 30, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and for the subsequent interim period through July 27, 2009, there were no disagreements between the Company and CKP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of CKP would have caused CKP to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for the fiscal year ended June 30, 2008 and consolidated financial statements for the fiscal year ended June 30, 2007.

         During the Company's fiscal years ended June 30, 2008 and 2007, and through July 27, 2009, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

         The Company furnished CKP with a copy of the above disclosure, and requested that CKP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of CKP's letter dated September 23,2009 is attached as
Exhibit 16.1 to this Amendment to Current Report on Form 8-K.

         (b) On July 27, 2009, the Board of Directors of the Company approved the appointment of BDO Seidman, LLP ("BDO Seidman"), as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ended June 30, 2009.

         During the Company's past two fiscal years, and through July 27, 2009, the date on which BDO Seidman's appointment was approved, neither the Company, nor any person on its behalf, has consulted with BDO Seidman with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Further, no written report or oral advice was provided by BDO Seidman to the Company that BDO Seidman, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting of an issue.





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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (d)  Exhibits

         16.1 Letter from Choi, Kim & Park, LLP to the Securities and Exchange Commission dated September 23, 2009.


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     FRANKLIN WIRELESS CORP.


Date:  September 29, 2009                            By:  /s/ OC Kim
                                                          ------------------
                                                          OC Kim
                                                          President